UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 07, 2024

Meta Materials Inc.

(Exact name of Registrant as Specified in Its Charter)

Nevada	001-36247	74-3237581
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Highfield Park Dr
Dartmouth, Nova Scotia, Canada		B3A 4R9
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 902 482-5729

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MMAT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03.	Bankruptcy or Receivership.

On August 9, 2024, after consideration of all strategic alternatives, Meta Materials, Inc., a Nevada corporation (the “Company”), ceased operations and filed a voluntary petition for relief under the provisions of Chapter 7 of Title 11 of the United States Code, 11 U.S.C. §101 et seq. (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Nevada (the “Bankruptcy Court”), Case No. 24-50792 (the “Bankruptcy Filing”).

As a result of the Bankruptcy Filing, a Chapter 7 trustee will be appointed by the Bankruptcy Court and will administer the Company’s bankruptcy estate, including liquidating the assets of the Company in accordance with the Bankruptcy Code. Once a Chapter 7 trustee is appointed, an initial hearing for creditors will be scheduled, and the Notice of Bankruptcy Case Filing will be sent to known creditors.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 7, 2024, the Company terminated all of its remaining employees and executive officers, including Uzi Sasson, its President and Chief Executive Officer, and Dan Eaton, its Chief Legal Officer, with the terminations of Messrs. Sasson and Eaton effective concurrent with the Bankruptcy Filing. Following the Bankruptcy Filing, the Company does not have any executive officers or employees.

Effective concurrent with the Bankruptcy Filing, each of John R. Harding, Allison Christilaw, Steen Karsbo, Kenneth Hannah, Vyomesh Joshi and Philippe Morali tendered their resignations as members of the Board of Directors. Each of the directors resigned due to the Bankruptcy Filing, and such resignations are not the result of any disagreements with the Company regarding the Company’s operations, policies, or practices. The resignation of the Company’s directors effectively eliminates the powers of the Board of Directors, and following the director resignations, the Company does not have directors serving on the Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

META MATERIALS INC.

Date:	August 9, 2024	By:	/s/ Uzi Sasson
Uzi Sasson President and Chief Executive Officer